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                           MAGNA GROUP, INC.

                         AMENDED AND RESTATED

                     DIRECTORS' STOCK OPTION PLAN




                                          Effective November 20, 1996



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                           MAGNA GROUP, INC.
                         AMENDED AND RESTATED
                     DIRECTORS' STOCK OPTION PLAN



Section 1.   Establishment and Purpose. . . . . . . . . . . . . . .   1

Section 2.   Definitions. . . . . . . . . . . . . . . . . . . . . .   1

Section 3.   Administration . . . . . . . . . . . . . . . . . . . .   2

Section 4.   Shares Reserved Under the Plan . . . . . . . . . . . .   3

Section 5.   Granting of Options. . . . . . . . . . . . . . . . . .   3

Section 6.   Terms of Options . . . . . . . . . . . . . . . . . . .   4

Section 7.   No Right to Remain a Director. . . . . . . . . . . . .   4

Section 8.   Exercise of Options. . . . . . . . . . . . . . . . . .   4

Section 9.   General Provisions . . . . . . . . . . . . . . . . . .   5

Section 10.  Adjustment Provisions. . . . . . . . . . . . . . . . .   5

Section 11.  Duration, Amendment and Termination. . . . . . . . . .   6

Section 12.  Miscellaneous. . . . . . . . . . . . . . . . . . . . .   6









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                           MAGNA GROUP, INC.
                         AMENDED AND RESTATED
                     DIRECTORS' STOCK OPTION PLAN


                SECTION 1.  ESTABLISHMENT AND PURPOSE.

     Magna Group, Inc., effective May 5, 1992, established the Magna Group, Inc. Directors' Stock Option Plan for certain directors of the Company. Such plan was amended and restated by action of the Board of Directors on November 20, 1996. The purpose of the Plan is (1) to induce directors of the Company to remain directors of the Company, to offer them incentives and rewards in recognition of their contributions to the Company's progress, and to encourage them to continue to promote the best interests of the Company and its subsidiaries, and (2) to aid the Company and its subsidiaries in competing with other enterprises for the services of new directors needed to help insure the Company's continued progress.


                        SECTION 2. DEFINITIONS.

     (a) ACT means the Securities Exchange Act of 1934, as amended from time to time.

     (b)   ADMINISTRATOR means the Chief Financial Officer of the
           Company.

     (c) AUTHORITY means the 100,000 shares of Stock authorized for issuance pursuant to the Plan.

     (d) AVERAGE DIRECTOR'S FEE means, as of any Option Date, the total fees (including committee fees) received since the previous Option Date by all Eligible Directors who have been Eligible Directors continuously since the prior Option Date, divided by the number of such Eligible Directors.

     (e)   BOARD OF DIRECTORS means the Board of Directors of the
           Company.

     (f) CODE means the Internal Revenue Code of 1986, as amended and in effect from time to time.

     (g) COMMON STOCK means the common stock, $2.00 par value, of the Company.

     (h) COMPANY means Magna Group, Inc., a corporation organized and existing under the laws of the State of Delaware.

     (i) ELIGIBLE DIRECTOR means a director of the Company who is not otherwise an officer or employee of the Company or of any subsidiary thereof.

     (j) FAIR MARKET VALUE of a share of Common Stock means, for any particular date, (i) for any period during which the Common Stock shall be listed for trading on a national securities exchange, the closing price per share of Common Stock on such exchange as of the close of such trading day, (ii) for any period during which the Common Stock shall not be listed for trading on a national securities exchange, but when Common Stock


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           is authorized as a Nasdaq National Market security, the
           last transaction price per share as quoted by The Nasdaq Stock Market (the "Nasdaq"), (iii) for any period during which Common Stock shall not be listed for trading on a national securities exchange or authorized as a Nasdaq National Market security, but when the Common Stock shall be authorized as a Nasdaq SmallCap Market security, the closing bid price as reported by the Nasdaq, or (iv) the market price per share of Common Stock as determined by a nationally recognized investment banking firm selected by the Board of Directors in the event neither (i), (ii) nor (iii) above shall be applicable. If Fair Market Value is to be determined as of a day when the securities markets are not open, the Fair Market Value on that day shall be the Fair Market Value on the preceding day when the markets were open.

     (k)   OPTION means an option granted under this Plan to acquire
           Stock.

     (l)   OPTIONEE means the person to whom an Option is granted.

     (m) OPTION AGREEMENT means an Agreement issued to each Eligible Director with respect to each Option.

     (n) OPTION DATE means the date as to which an Option is granted, which shall be the first business day after the annual meeting of stockholders of the Company.

     (o) PERMITTED TRANSFEREE means either (i) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of the Immediate Family Members or
           (iii) a partnership in which such Immediate Family Members are the only partners.

     (p)   PLAN means the Magna Group, Inc. Amended and Restated
           Directors' Stock Option Plan.

     (q) POST-DEATH REPRESENTATIVE(S) means the executor(s) or administrator(s) of the Optionee's estate or the person or persons to whom the Optionee's rights under his or her Option pass by the Optionee's will or the laws of descent and distribution.

     (r) RULE 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Act, as amended from time to time or any successor rule.

     (s)   STOCK means authorized and unissued shares of Common
           Stock or reacquired shares of Common Stock held in its treasury.

Generally, terms used herein shall have the meanings which they have under Section 422 of the Code and regulations thereunder and, except to the extent contrary to such Section or regulations, under Rule 16b-3.


                      SECTION 3. ADMINISTRATION.

     The Plan shall be administered on behalf of the Company by the Administrator. The Administrator may adopt, amend and rescind from time to time such administrative rules, and may take

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from time to time such actions, with or without notice to affected
Optionees or Permitted Transferees, as the case may be, as the Administrator may deem appropriate to implement or interpret the provisions of this Plan or to exercise any authority, discretion or power explicitly or implicitly granted to the Administrator under this Plan, provided that no such rules or actions may be inconsistent with the provisions of this Plan or Rule 16b-3 (in the case of Optionees affected thereby). The Administrator may make rules or take action pursuant to this Section by any appropriate means.


              SECTION 4. SHARES RESERVED UNDER THE PLAN.

     (a) The maximum numbers of shares of Stock which may be issued in connection with Options granted hereunder is 100,000. At any time during the existence of the Plan, there shall be reserved for issuance upon the exercise of Options granted under the Plan an amount of Stock (subject to adjustment as provided in Section 10 hereof) equal to 100,000 shares less the total number of shares issued pursuant to all such exercises which shall have been made prior to such time. The Company in its discretion may use reacquired shares held in the treasury in lieu of authorized but unissued shares.

     (b) When an Option is granted, the total number of shares of Stock issuable upon complete exercise thereof shall be charged against the maximum number of shares of the Authority. When the Option is exercised, no additional charge shall be made against the Authority. If the exercise price is paid in shares of Common Stock owned by the Optionee or the Permitted Transferee, as the case may be, such shares shall not be added to the Authority.

     (c) If an Option terminates in whole or in part, by expiration or for any other reason except exercise of such Option, the shares previously charged to the Authority upon grant of the Option shall be restored to the Authority, and shall again be available for issuance under the Authority, for so long as such Authority continues, as if such shares had never been subject to an Option.


                    SECTION 5. GRANTING OF OPTIONS.

     (a) Each person who is an Eligible Director on the Option Date in 1992 shall receive an Option to acquire 1,000 shares of Stock at the Fair Market Value on that date. In each subsequent year, each person who is an Eligible Director on the Option Date shall receive an Option to acquire a number of shares of Stock equal to the Average Director's Fee divided by the Fair Market Value on the Option Date, such number rounded to the nearest whole 10 shares.

     (b) All Options granted under the Plan shall be granted as of an Option Date. Promptly after each Option Date, the Company shall notify the Optionee of the grant of the Option, and shall hand deliver or mail to the Optionee a Stock Option Agreement, duly executed by and on behalf of the Company, with the request that the Optionee execute and return the Agreement within thirty days after the date of mailing or delivery by the Company of the Agreement to the Optionee. If the Optionee shall fail to execute and return the written Option Agreement within said thirty-day period, his or her Option shall be automatically terminated, except that if the Optionee dies within said thirty-day period such Option Agreement shall be effective notwithstanding the fact that it has not been signed prior to death.

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                     SECTION 6. TERMS OF OPTIONS.

     Notwithstanding any other provision of the Plan, each Option shall be evidenced by an Option Agreement, which shall include the substance of the following terms and conditions:

     (a) The option price for each share of Stock covered by an Option shall be an amount equal to 100% of the Fair Market Value of a share of Stock on the Option Date of such Option.

     (b) The Option by its terms shall not be transferable by the Optionee otherwise than by will or by the laws of descent and distribution; provided, however, the Administrator may, in its sole discretion, authorize all or a portion of an Option granted or to be granted to an Optionee to be on terms which permit transfer by such Optionee to a Permitted Transferee, provided that (i) there may be no consideration for any such transfer, (ii) the stock option agreement pursuant to which such Options are granted must be approved by the Administrator, and must expressly provide for transferability in a manner consistent with this Section or such proposed transfer must be approved by the Administrator, (iii) subsequent transfers of transferred Options shall be prohibited except those (x) by will or the laws of descent and distribution or
(y) to any other Permitted Transferee of the Optionee, and (iv) the Optionee shall remain subject to withholding taxes upon exercise of the Option by a Permitted Transferee. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The Company shall have no obligation to provide a Permitted Transferee with notice of the early termination of an Option. The designation of a beneficiary does not constitute a transfer. The Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or a Permitted Transferee, as the case may be.

     (c) The Option by its terms (i) shall not be exercisable for at least one year after the Option Date, (ii) shall be exercisable as to one third (1/3) of the shares after one year from the Option Date, (iii) shall be exercisable as to two thirds (2/3) of the shares after two years from the Option Date, to the extent not previously exercised, and (iv) shall be exercisable as to all of the shares after three years from the Option Date, to the extent not previously exercised. Notwithstanding the foregoing, if the Optionee dies before his service as a director terminates, the Option shall be exercisable as to all shares, to the extent not previously exercised.

     (d)   The Option shall not be exercisable after the earlier of
(i) the last day of the twenty-fourth month after the month in which the Optionee's service as a director terminates for any reason, or (ii) the expiration of ten years from the Option Date.


              SECTION 7.  NO RIGHT TO REMAIN A DIRECTOR.

     The grant of an Option shall not create any right in any person to remain as a director of the Company.


                    SECTION 8. EXERCISE OF OPTIONS.

     (a) An Option shall be exercisable only (i) upon payment to the Company on the exercise date of cash in the full amount of the option price of the shares with respect to which the Option is exercised, (ii) upon delivery to the Company on the exercise date of certificates representing shares of Common

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Stock, owned by the Optionee or the Permitted Transferee, as the case may be, and registered in the Optionee's or the Permitted Transferee's, as the case may be, name, having a Fair Market Value, on the date of such exercise and delivery, equal to the full amount of the purchase price of the shares with respect to which the Option is exercised, or (iii) a combination of (i) and (ii).

     (b) An Optionee or Permitted Transferee, as the case may be, shall have none of the rights of a stockholder with respect to shares of Stock subject to the Option until shares of Stock are issued to him or her upon the exercise of his or her Option.


                    SECTION 9. GENERAL PROVISIONS.

     The Company shall not be required to issue or deliver any certificate for shares of Common Stock to an Optionee or a Permitted Transferee, as the case may be, upon the exercise of an Option prior to:

     (a) if requested by the Company, the filing with the Company by the Optionee or a Permitted Transferee, as the case may be, or the Optionee's Post-Death Representative of a representation in writing that at the time of such exercise it is his or her then present intention to acquire the shares of Stock being purchased for investment and not for resale, and/or the completion of any registration or other qualification of such shares of Common Stock under any state or Federal laws or rulings or regulations of any governmental regulatory body, which the Company shall determine to be necessary or advisable; and

     (b) the obtaining of any other consent, approval or permit from any state or Federal governmental agency which the Administrator shall, in the Administrator's absolute discretion upon the advice of counsel, determine to be necessary or advisable.


                  SECTION 10.  ADJUSTMENT PROVISIONS.

     In the event any stock dividend is declared upon the Common Stock or in the event outstanding shares of Common Stock shall be changed into or exchanged for a different number, class or kind of shares of Stock or other securities of the Company or of another corporation, whether by reason of a split or combination of shares, recapitalization, reclassification, reorganization, merger, consolidation or otherwise, the maximum number of shares of Stock which may be charged against the Authority shall be appropriately and proportionately adjusted and in any such event a corresponding adjustment shall be made changing the number, class or kind of shares of Common Stock or other securities which are deliverable upon the exercise of any Option theretofore granted without change in the total price applicable to the unexercised portion of such Option, but with a corresponding adjustment in the price for each share of stock or other securities covered by the unexercised portion of such Option. In the event the Company is merged, consolidated or reorganized with another corporation, appropriate provision shall be made for the continuance of outstanding Options with respect to shares of the succeeding parent corporation following a merger, or with respect to shares of the consolidated or reorganized corporation in the case of a consolidation or reorganization and to prevent their dilution or enlargement compared to the total shares issuable therein in respect of the Common Stock. Adjustments under this Section 10 shall be made in an equitable manner by the Administrator, whose determination shall be conclusive and binding on all concerned.

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           SECTION 11.  DURATION, AMENDMENT AND TERMINATION.

     (a) The Board of Directors may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company, without further action on the part of the stockholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the Optionee or a Permitted Transferee, as the case may be, adversely affect or impair the rights of such Optionee, or a Permitted Transferee, as the case may be, and provided further, that, unless the stockholders of the Company shall have first approved thereof, no material amendment of this Plan shall be made, including, but not limited to, any amendment whereby (i) the total number of shares of Stock which may be optioned under the Plan to all individuals, or to any of them, shall be increased, except by operation of the adjustment provisions of Section 10 hereof, (ii) the term of the Options shall be extended, (iii) the minimum option price shall be decreased or (iv) the class of eligible persons to whom Options may be granted shall be changed; provided, further, however, no amendment shall cause the Plan not to comply with Rule 16b-3 under the Act.

     (b) The period during which Options may be granted under the Authority shall terminate on December 31, 2001, unless the Plan earlier shall have been terminated as provided above.


                      SECTION 12.  MISCELLANEOUS.

     (a)   Governing Law.  Subject to the provisions of
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applicable federal law, the Plan shall be administered, construed and enforced according to the internal laws of the State of Missouri, excluding its conflict of law rules, and applicable federal law and in courts situated in the State of Missouri.

     (b)   Severability.  The invalidity of any particular
           ------------
clause, provision or covenant herein shall not invalidate all or any part of the remainder of the Plan, but such remainder shall be and remain valid in all respects as fully as the law will permit.


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